UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549


                            FORM 8-K

                         CURRENT REPORT
                 Pursuant to Section 13 or 15(d)
             of the Securities Exchange Act of 1934


                          May 11, 2001
        Date of Report (Date of earliest event reported)




                    ASCENDANT SOLUTIONS, INC.
     (Exact name of registrant as specified in its charter)





           Delaware               000-27945          75-2900905
 (State or other jurisdiction  (Commission File     (IRS Employer
      of incorporation)            Number)       Identification No.)


       13727 Noel Road, Suite 500
              Dallas, Texas                           75240
(Address of principal executive offices)           (Zip Code)


                          469.374.6200
       Registrant's telephone number, including area code


  (Former name or former address, if changed since last report)

Item 5.   OTHER EVENTS

     On May 11, 2001, Ascendant Solutions, Inc. issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.   FINANCIAL STATEMENTS AND EXHIBITS

(a)  Not Applicable.

(b)  Not Applicable.

(c)  Exhibits.

       NO.     TITLE
     -------   -------------------------------------------------
      99.1     Press Release, dated May 11, 2001(filed herewith)

                            SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  May 11, 2001        ASCENDANT SOLUTIONS, INC.



                           By:    /s/ DAVID E. BOWE
                               -------------------------------
                               David E. Bowe
                               Chief Executive Officer and
                                  President

                        INDEX TO EXHIBITS



      NO.     TITLE
    -------   --------------------------------------------------
     99.1     Press Release, dated May 11, 2001 (filed herewith)